UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: October 10, 2014

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

Announcement of Supplemental Prospectus Related to Change in Transfer Agent

Middlesex Water is filing a Supplemental Prospectus related to the appointment of Broadridge Corporate Issuer Solutions, Inc. (Broadridge) as the Company’s new transfer agent for the Company’s common and preferred shares, effective October 10, 2014. Broadridge was also appointed as of October 10, 2014 to serve as the new agent for the Company’s Amended and Restated Dividend Reinvestment and Common Stock Purchase Plan (the “Plan”).

In order to reflect the appointment of the new agent for the Plan, the Company has prepared a prospectus supplement dated October 10, 2014, which amends and supplements the Company’s original prospectus for the Plan (dated as of August 28, 2009). The original prospectus was filed as part of the Company’s registration statement on Form S-3 (File No. 333-160757), declared effective by the Securities and Exchange Commission on August 28, 2009. Copies of the original prospectus and the supplement are available at the Company’s website at www.middlesexwater.com under Investor Relations and at Broadridge’s website at http://shareholder.broadridge.com/middlesexwater

A copy of the Company prospectus supplement, dated October 10, 2014 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description of Document
99.1	Prospectus Supplement dated October 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/A. Bruce O. Connor
A. Bruce O. Connor
Vice President, Treasurer
& Chief Financial Officer

Dated: October 10, 2014